                                                                    EXHIBIT 99.1


                          SECURITIES PURCHASE AGREEMENT


                                  by and among


                           THE INVESTORS LISTED HEREIN


                                       and


                             SONICBLUE INCORPORATED


                                   Dated as of


                                 April 21, 2002

                                TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
1.   PURCHASE AND SALE OF DEBENTURES AND WARRANTS........................................2

2.   BUYER'S REPRESENTATIONS AND WARRANTIES..............................................2

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................................5

4.   COVENANTS...........................................................................15

5.   TRANSFER AGENT INSTRUCTIONS.........................................................17

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL......................................18

7.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE...................................19

8.   INDEMNIFICATION.....................................................................20

9.   MISCELLANEOUS.......................................................................21


                                    SCHEDULES

Schedule 3(a)  -  Subsidiaries
Schedule 3(c)  -  Capitalization
Schedule 3(e)  -  Conflicts
Schedule 3(f)  -  SEC Documents
Schedule 3(m)  -  Title
Schedule 3(s)  -  Transactions with Affiliates
Schedule 9(m)  -  Placement Agent


                                    EXHIBITS

Exhibit A-1 -   Form of Indenture
Exhibit A-2 -   Form of Debentures
Exhibit B   -   Form of Warrant
Exhibit C   -   Form of Registration Rights Agreement
Exhibit D   -   Form of Pledge and Security Agreement
Exhibit E   -   Form of Option Agreement
Exhibit F   -   Form of Irrevocable Transfer Agent Instructions
Exhibit G   -   Form of Opinion of Pillsbury Winthrop LLP
Exhibit H   -   Form of Opinion of Lee and Li

                                      INDEX

                                                                                           Page
                                                                                           ----
1933 Act.....................................................................................1
1934 Act.....................................................................................8
1996 Indenture...............................................................................6
2001 Form 10-K...............................................................................6
Additional Securities.......................................................................17
Agreement....................................................................................1
Business Day................................................................................15
Buyer........................................................................................1
By-laws......................................................................................6
Certificate of Incorporation.................................................................6
Closing......................................................................................2
Closing Date.................................................................................2
Common Stock.................................................................................1
Company......................................................................................1
Conversion Shares............................................................................1
Environmental Laws..........................................................................11
GAAP.........................................................................................8
GKM..........................................................................................6
GKM Warrants.................................................................................6
Hazardous Materials.........................................................................11
Indemnified Liabilities.....................................................................21
Indemnitees.................................................................................21
Indenture....................................................................................1
Irrevocable Transfer Agent Instructions.....................................................18
Material Adverse Effect......................................................................5
NASDAQ......................................................................................15
NYSE........................................................................................15
Permits.....................................................................................12
Principal Market............................................................................14
Registration Rights Agreement................................................................1
Regulation D.................................................................................1
Reporting Period............................................................................13
Resolutions.................................................................................20
Rights Plan..................................................................................6
Rule 144.....................................................................................3
SEC..........................................................................................1
SEC Documents................................................................................8
Securities...................................................................................2
Subordinated Notes...........................................................................6
Subsidiaries.................................................................................4
Transaction Documents........................................................................5
Warrant Shares...............................................................................1
Warrants.....................................................................................1

                          SECURITIES PURCHASE AGREEMENT

                SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of April 21, 2002, by and among SONICblue Incorporated, a Delaware corporation, with headquarters located at 2841 Mission College Boulevard, Santa Clara, California 95054 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

                                    WHEREAS:

                A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

                B. The Company has authorized the issuance of up to $75 million principal amount of its 7 3/4% Secured Senior Subordinated Convertible Debentures due 2005, which shall be governed by the Indenture (the "Indenture"), dated as of the Closing Date and in the form attached hereto as Exhibit A-1, among the Company and the Buyers (collectively, the "Debentures"), which shall be convertible into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Debentures.

                C. The Buyers severally wish to purchase, upon the terms and conditions stated in this Agreement, (i) an aggregate of $75 million principal amount of Debentures on the Closing Date (as defined below), such Debentures to be in the form attached hereto as Exhibit A-2 (the "Debentures") in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers for the purchase price set forth on the Schedule of Buyers and (ii) warrants (the "Warrants") to purchase one hundred thousand (100,000) shares of Common Stock (as exercised collectively, the "Warrant Shares") for each $1,000,000 principal amount of Debentures purchased by such Buyer on the Closing Date, such Warrants to be substantially in the form attached hereto as Exhibit B.

                D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                E. The location of defined terms in this Agreement is set forth on the Index of Terms attached hereto.

                NOW THEREFORE, the Company and the Buyers hereby agree as follows:

                1. PURCHASE AND SALE OF DEBENTURES AND WARRANTS.

                        a. Purchase of Debentures and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, the respective principal amount of Debentures, together with the related Warrants, set forth opposite such Buyer's name on the Schedule of Buyers (the "Closing").

                        b. The Closing. The date and time of the Closing (the "Closing Date") shall be no later than 10:00 a.m., New York City time, on April 22, 2002, unless otherwise extended by the Buyers in their sole discretion, subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 or, if requested by the Company, such later date as is agreed to by the Buyers in their sole discretion. The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                        c. Form of Payment. On the Closing Date, (A) each Buyer shall pay the Company for the Debentures and the related Warrants to be issued and sold to such Buyer on the Closing Date, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, less any amount withheld at the Closing for expenses pursuant to Section 4(k), and
(B) the Company shall deliver to each Buyer Debentures (in the denominations as such Buyer shall request) representing the principal amount of Debentures which such Buyer is then purchasing hereunder, along with warrants representing the related Warrants, in each case, duly executed on behalf of the Company and registered in the name of such Buyer.

                2. BUYER'S REPRESENTATIONS AND WARRANTIES.

                Each Buyer represents and warrants with respect to only itself that:

                        a. Investment Purpose. Such Buyer (i) is acquiring the Debentures and the Warrants, (ii) upon conversion of the Debentures owned by it, will acquire the Conversion Shares then issuable and (iii) upon exercise of the Warrants held by it, will acquire the Warrant Shares issuable upon exercise thereof (the Debentures, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities") for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time, provided further, however, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                        b. Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the 1933 Act, and at the time it exercises any Warrants or converts any Debentures issued to it, such Buyer will continue to be an "accredited investor".

                        c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                        d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in this Agreement.

                        e. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                        f. Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company and its counsel, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities.

                        g. Legends. Such Buyer understands that the Debentures and Warrants and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Debentures, Warrants and stock certificates):

                      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed upon a request to the Company's transfer agent for removal and the Company shall issue the relevant securities without such legend to the holder of the Securities upon which it is stamped, if, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company and its counsel, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

                        h. Authorization; Enforcement; Validity. This Agreement, the Pledge and Security Agreement (as defined in Section 3(b)) and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and are valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                        i. Residency. Such Buyer is a resident of that country or state specified in its address on the Schedule of Buyers.

                        j. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Buyers and the consummation by the Buyers of the transactions contemplated hereby and thereby will not result in a violation of the certificate of incorporation, by-laws or other governing document or instrument of the Buyers.

                        k. Risk of Loss. Such Buyer can bear the economic risk of its investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and the risks of the investment in the Securities.

                3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                The Company represents and warrants to each of the Buyers that:

                        a. Organization and Qualification. The Company and its Subsidiaries are corporations or limited liability companies duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated or organized, and have the requisite corporate or other power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation or limited liability company to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). As used in this Agreement, "Subsidiaries" means any entity in which the Company, directly or indirectly, owns a majority of the capital stock or other equity or similar interests or owns capital stock or holds an equity or similar interest which ownership entitles the Company to elect a majority of the board of directors or similar governing body of such entity, other than S3 - VIA, Inc. and S3 Graphics Co., Ltd. The Company owns or holds such capital stock or other equity or similar interests in the Subsidiaries free and clear of any lien, pledge, option, security interest, claim, charge, third party right or any other restriction or encumbrance of any nature whatsoever. A complete list of entities in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest is set forth on Schedule 3(a).

                        b. Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Indenture, the Pledge and Security Agreement, dated as of the Closing Date, among the Company and the Buyers substantially in the form attached hereto as Exhibit D (the "Pledge and Security Agreement"), the Option Agreement, dated as of the Closing Date, among the Company and the Buyers substantially in the form attached hereto as Exhibit E, the Irrevocable Transfer Agent Instructions (as defined in Section 5) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Debentures, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, the issuance of the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the

Warrants, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. The Transaction Documents have been, or will be prior to Closing, duly executed and delivered by the Company. The Transaction Documents constitute, or will constitute prior to Closing, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                        c. Capitalization. The authorized capital stock of the Company consists of: (a) 175,000,000 shares of Common Stock, par value $0.0001 per share, of which 95,545,225 shares are outstanding as of April 15, 2002 and there have been no material changes in such number since such date; and (b) 5,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 500,000 shares have been designated Series A Participating Preferred Stock. No shares of Preferred Stock are outstanding, and 500,000 shares of Series A Participating Preferred Stock are reserved for issuance pursuant to the Rights Agreement dated as of May 14, 1997 between the Company and The First National Bank of Boston, as Rights Agent (the "Rights Plan"). Except as set forth above, and except for (i) options and warrants to purchase an aggregate of 21,127,326 shares of Common Stock outstanding as of April 15, 2002 (other than the Debentures, the Conversion Shares, the Warrants, the Warrant Shares, the Interest Shares (as defined in the Indenture) and the warrants issued to Gerard Klauer Mattison & Co., Inc ("GKM") as set forth in Schedule 9(m) (the "GKM Warrants"); (ii) 5,374,611 shares of Common Stock reserved for issuance upon conversion of the Company's 5 3/4% Convertible Subordinated Notes due 2003 (the "Subordinated Notes") issued pursuant to the Indenture dated as of September 12, 1996 (the "1996 Indenture") between the Company and State Street Bank and Trust Company, N.A.; and (iii) up to 2,800,000 shares of Common Stock reserved for issuance in connection with the settlement of litigation described in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "2001 Form 10-K") under Item 3 - Legal Proceedings, there are no other securities exercisable or exchangeable for, or convertible into, shares of Common Stock nor any agreements or understandings pursuant to which any securities exercisable or exchangeable for, or convertible into, shares of Common Stock may become outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in this Section 3(c) or in Schedule 3(c), (A) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights (arising under Delaware law, California law, the Company's Certificate of Incorporation or By-laws or any agreement or instrument to which the Company is a party) or are subject to any liens or encumbrances granted or created by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (C) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (D) there are no amounts outstanding under, and there will be no amounts due upon termination of, any credit agreement or credit facility; (E) there are no UCC financing statements filed in connection with the Company or any of its Subsidiaries; (F) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement);
(G) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (H) there are no securities or instruments containing anti-dilution or similar provisions related to the Common Stock that will be triggered by the transaction contemplated hereby; (I) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; (J) since December 31, 2001, no officer, director or beneficial owner of 5% or more of the Company's outstanding capital stock has pledged shares of the Company's capital stock in connection with a margin account or other loan secured by such capital stock; and (K) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents (as defined in Section 3(f)) but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses since December 31, 2001 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. The Company has made available to each Buyer true and correct copies of the Company's Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable or exchangeable for Common Stock and the material rights of the holders thereof in respect thereto except for stock options granted under any benefit plan or stock option plan of the Company approved by the Board of Directors of the Company.


                        d. Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of the applicable Transaction Documents, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issuance thereof, (other than any such taxes, liens and charges created by any Buyer or assignee or transferee of a Buyer) and shall not be subject to pre-emptive rights or other similar rights of shareholders of the Company. As of the Closing, at least 11,792,404 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) will have been duly authorized and reserved for issuance upon conversion of the Debentures, for Interest Shares and exercise of the Warrants and up to 293,805 shares of Common Stock will have been duly authorized and reserved for issuance upon exercise of the GKM Warrants. Upon conversion or issuance in accordance with the Debentures or the Warrants, as applicable, the Conversion Shares and the Warrant Shares, as the case may be, will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, (other than any such taxes, liens and charges created by any Buyer or assignee or transferee) with the holders being entitled to all rights accorded to a holder of Common Stock. Based, in part, on reliance on and the accuracy of the representations and warranties of each of the Buyers in the Transaction Documents, the issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                        e. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not result, either individually or in the aggregate, in a Material Adverse Effect); or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined in Section 4(g))) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for any such violation that would not result, either individually or in the aggregate, in a Material Adverse Effect). Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, By-laws or their organizational charter or by-laws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except where such violations and defaults would not result, either individually or in the aggregate, in a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as specifically contemplated by this Agreement, as required under the 1933 Act or as required by Blue Sky filings, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries have no actual knowledge of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market, and has no actual knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.

                        f. SEC Documents; Financial Statements. Since December 31, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of the respective dates of filing of such SEC Documents, such SEC Documents, as one or more may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, as of the date filed and as they may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, ("GAAP"), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d), contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries nor any of their officers, directors, employees or agents has provided the Buyers with any material, nonpublic information. As of the date hereof, the Company meets, and as of the Closing Date, the Company will meet, the requirements for use of Form S-3 for registration of the resale of Registrable Securities (as defined in the Registration Rights Agreement). Except as set forth on Schedule 3(f), the Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company is a party or by which the Company is bound which has not been previously filed as an exhibit to its reports filed with the SEC under the 1934 Act. Except for the issuance of the Debentures and the Warrants contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed.

                        g. Absence of Certain Changes. Except as disclosed in the 2001 Form 10-K, since December 31, 2001, there has been no change or development that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Since December 31, 2001, the Company has not declared or paid any dividends, and, except for sales of equipment and inventory in an amount not in excess of $1,000,000 in the aggregate, as of the date hereof, the Company has not sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or had capital expenditures, individually or in the aggregate, in excess of $2,500,000.

                        h. Absence of Litigation. Except as disclosed in the 2001 Form 10-K under Item 3 - Legal Proceedings or as reserved for as an accrued liability in the financial statements included in the 2001 Form 10-K, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such or, with respect to the Company and its Subsidiaries, to the extent that any such action or threatened action does not set forth potential liability, claims or charges individually in excess of $1,000,000, or in the aggregate in excess of $5,000,000. To the knowledge of the Company, none of the directors or officers of the Company have been a party to any securities related litigation during the past five years other than as set forth in the 2001 Form 10-K under Item 3 - Legal Proceedings.

                        i. No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the issuance of the Debentures and the Warrants contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed.

                        j. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance by the Company of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the issuance by the Company of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                        k. Employment Matters; ERISA Matters. (i) Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union which relates to such employee's relationship with the Company, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

                        (ii) The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours and benefits, except where failure to be in compliance would not, either individually or in the aggregate, have a Material Adverse Effect.

                        l. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted, except where the failure to own or possess such rights would not result, either individually or in the aggregate, in a Material Adverse Effect. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate (without being renewed) within two years from the date of this Agreement, except where such expiration or termination would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as would not have a Material Adverse Effect, the Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets or other intellectual property rights of others, and except as would not have a Material Adverse Effect, there is no claim, action or proceeding being made or brought against, or to the knowledge of the Company, being threatened against, the Company or its Subsidiaries regarding its trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets, or infringement of other intellectual property rights. The Company and its Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                        m. Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(m) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

                        n. Environmental Laws. Except in each case where the failure of the Company and its Subsidiaries would not, either individually or in the aggregate, have a Material Adverse Effect, (i) the Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) are in compliance with all terms and conditions of any such permit, license or approval. Except as would not have a Material Adverse Effect, with respect to the Company and/or its Subsidiaries (1) there are no past or present releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under any Environmental Law and (2) neither the Company nor any of its Subsidiaries has received any notice with respect to the foregoing, nor is any action pending or, to the knowledge of the Company, threatened in connection with the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                        (ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, to the knowledge of the Company, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries.

                        (iii) To the knowledge of the Company, there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

                        o. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                        p. Regulatory Permits. Except for Permits (as defined below) the absence of which would not result, either individually or in the aggregate, in a Material Adverse Effect, the Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (the "Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit.

                        q. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's executive officers has or is expected in the future to have a Material Adverse Effect.

                        r. Tax Status. The Company and each of its Subsidiaries
(i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject,
(ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves for on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the executive officers of the Company know of no basis for any such claim.

                        s. Transactions With Affiliates. Except as set forth on
Schedule 3(s) or in the SEC Documents, and other than the grant of stock options described on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors) that would be required to be reported by Regulation S-K, Item 404, promulgated under the 1933 Act, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

                        t. Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, the laws of the state of its incorporation or the laws of any other state which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyers' ownership of the Securities. The Company specifically represents, warrants and agrees that, in accordance with Section 1(a) of the Rights Plan, regardless of the number of Conversion Shares, Warrant Shares and Interest Shares of which each Buyer is deemed the Beneficial Owner (as defined in the Rights Plan), none of the Buyers is intended to be or will be deemed to be an Acquiring Person within the meaning of the Rights Plan because of the acquisition of the Securities (including the Conversion Shares, the Warrant Shares and the Interest Shares) pursuant to this Agreement, and the acquisition of the Securities (including the Conversion Shares, the Warrant Shares and the Interest Shares) pursuant to this Agreement, shall not, under any circumstances, trigger a Stock Acquisition Date within the meaning of the Rights Plan; provided, however, that only Securities (including the Conversion Shares, the Warrant Shares and the Interest Shares) acquired pursuant to this Agreement shall be deemed excluded from the number of shares of Common Stock deemed beneficially owned by each Buyer in determining whether such Buyer is an Acquiring Person within the meaning of the Rights Plan.

                        u. Rights Agreement. Except for the Rights Plan, the Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                        v. No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

                        w. Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                        x. Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor any director, executive officer, authorized agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                        y. Indenture. The Company has delivered to the Buyers true, correct and complete copies of all notices, certificates, communications and other instruments that have been delivered by the Company, its affiliates or any of their respective officers, employees, agents or advisors pursuant to the 1996 Indenture with respect to the Subordinated Notes. The conversion price of the Subordinated Notes in effect as of the date hereof is $19.22. Neither the 1996 Indenture nor the Subordinated Notes have been amended or modified in any material manner since the original issuance of the Subordinated Notes. No redemption, repurchase or defeasance of any of the Subordinated Notes has occurred since the original issuance of the Subordinated Notes.

                4. COVENANTS.

                        a. Reasonable Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                        b. Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

                        c. Reporting Status. Until the later of (i) the date which is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) and (ii) the date on which
(A) the Investors shall have sold all the Conversion Shares and the Warrant Shares and (B) none of the Debentures or Warrants is outstanding (the "Reporting Period"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                        d. Use of Proceeds. The Company will use the proceeds from the sale of the Debentures and the Warrants for working capital purposes.

                        e. Financial Information. The Company agrees to send the following to each Investor during the Reporting Period: (i) within ten (10) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments thereto filed pursuant to the 1933 Act, provided that if any such report is filed with the SEC through EDGAR and is available to the Investors via EDGAR then no such deliveries shall be required; and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. The Company agrees to promptly include each Investor on the Company's distribution list for electronic and/or fax delivery of all press releases issued by the Company.

                        f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 11,792,404 shares of Common Stock to provide for the issuance of the Conversion Shares upon conversion of all of the Debentures, the Interest Shares and the Warrant Shares upon exercise of all of the Warrants (without regard to any limitations on conversions or exercise) and up to 293,805 shares of Common Stock to provide for the exercise of GKM Warrants.

                        g. Listing. The Company shall, in the time and manner required by the Principal Market, promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall use reasonable best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. So long as any Securities are outstanding, the Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market ("NASDAQ") or listing on the New York Stock Exchange ("NYSE") (as applicable, the "Principal Market"). Until six (6) years from the date of this Agreement and other than in connection with Organic Changes (as defined in the Warrants), neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock from the Principal Market. The

Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).

                        h. Filing of Form 8-K. On or before 8:30 a.m., New York City time, on the Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the form of Debenture, the form of Warrants, the form of Indenture, the form of Pledge and Security Agreement, the form of Option Agreement and the Registration Rights Agreement, and the schedules hereto and thereto in the form required by the 1934 Act. For greater certainty and without limiting the foregoing, the Company acknowledges and agrees that it will not issue any press releases or make any public statement relating to the transactions contemplated by the Transaction Documents or the entering into of this Agreement prior to filing such Current Report on Form 8-K. "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                        i. Corporate Existence. So long as a Buyer beneficially owns any Securities, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction
(i) assumes the Company's obligations hereunder and under the Transaction Documents and (ii) such surviving or successor entity or its parent into whose stock the Debentures and Warrants will be convertible or exercisable is a publicly traded corporation whose common stock is listed for trading on or quoted on NYSE or NASDAQ.

                        j. Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting such a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such reasonable documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

                        k. Expenses. Subject to Section 9(l) below, at the Closing, the Company shall pay an expense allowance of up to $115,000 (of which $30,000 has previously been paid to Portside Growth & Opportunity Fund (a Buyer)) which amount, less any amount paid prior to the Closing, shall be withheld by such Buyer from its Purchase Price to be paid at the Closing.

                        l. Good Standing. At the Closing, the Company shall deliver a good standing certificate (or copy thereof) to each of the Buyers, certifying the Company's qualification to do business and its good standing in the States of California and Delaware as certified by the Secretaries of State of the States of California and Delaware.

                        m. Additional Debentures. For so long as any Buyer beneficially owns any Securities, the Company will not issue any Debentures other than to the Buyers as contemplated hereby.

                        n. Violations of Law. The business of the Company and its Subsidiaries will not be conducted in violation of any law, ordinance or regulation of any governmental entities, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

                        o. Congress Facility. On or before 8:00 p.m., New York City time, on April 26, 2002, either (a) the Company and Congress Financial Corporation (Western), Sensory Science Corporation and California Audio Labs, LLC shall have entered into Amendment Number Eight to the Second Amended and Restated Loan and Security Agreement dated as of August 19, 1998 (the "Congress Facility"), in a form reasonably satisfactory to the Buyers, or (b) the Company shall have delivered evidence, in a form reasonably satisfactory to the Buyers, that the Congress Facility has been terminated and that all obligations under the Congress Facility have been paid in full.

                5. TRANSFER AGENT INSTRUCTIONS.

                The Company shall issue irrevocable instructions to its transfer agents, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Debentures or exercise of the Warrants, as applicable (the "Irrevocable Transfer Agent Instructions"), a form of which is attached as Exhibit F hereto. Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Debentures, the Warrants and the Registration Rights Agreement. If a Buyer provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company and its counsel, to the effect that a public sale, assignment or transfer of Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, or credit shares to one or more balance accounts at DTC, in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                        The obligation of the Company to issue and sell the Debentures and the Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                                (i) Such Buyer shall have executed each of the
                Transaction Documents to which it is a party and delivered the same to the Company.

                                (ii) Such Buyer shall have delivered to the
                Company the purchase price (less, in the case of Portside Growth & Opportunity Fund, the amounts withheld by a Buyer pursuant to
                Section 4(k)) for the Debentures and the Warrants being purchased by such Buyer at the Closing, by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                                (iii) The representations and warranties of such
                Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct as of such date)), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

                7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                        The obligation of each Buyer hereunder to purchase the Debentures and the Warrants from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                                (i) The Company shall have executed each of the
                Transaction Documents and delivered the same to such Buyer.

                                (ii) The Common Stock (x) shall be designated
                for quotation or listed on the Principal Market and (y) shall not have been suspended by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened either (A) in writing by the SEC or the

                Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

                                (iii) The representations and warranties of the
                Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct as of such date)) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer, the Chief Financial Officer or the Chief Operating Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer, including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

                                (iv) Such Buyer shall have received the opinion
                of Pillsbury Winthrop LLP, dated as of the Closing Date, in the form of Exhibit G, attached hereto and the opinion of Lee and Li, dated as of the Closing Date, in the form of Exhibit H, attached hereto.

                                (v) The Company shall have executed and
                delivered to such Buyer the Debentures and Warrants (in such denominations as such Buyer shall request) for the Debentures and the Warrants being purchased by such Buyer at the Closing.

                                (vi) The Board of Directors of the Company shall
                have adopted resolutions consistent with Section 3(b) above (the "Resolutions").

                                (vii) As of the Closing Date, the Company shall
                have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Debentures, payment of Interest Shares and the exercise of the Warrants, 11,792,404 shares of its Common Stock and shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the GKM Warrants, up to 293,805 shares of its Common Stock.

                                (viii) The Irrevocable Transfer Agent
                Instructions, in the form of Exhibit E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                                (ix) The Company shall have delivered to such
                Buyer a certificate (or copy thereof) evidencing the incorporation and good standing of the Company and each Subsidiary in such entity's state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of a date within ten days of the Closing Date.

                                (x) The Company shall have delivered to such
                Buyer a certified copy (or copy thereof) of the Certificate of Incorporation as certified by the

                Secretary of State of the State of Delaware as of a date within ten (10) days of the Closing Date.

                                (xi) The Company shall have delivered to such
                Buyer a secretary's certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation and (C) the By-laws, each as in effect at the Closing.

                                (xii) The Company shall have made all filings
                required to be made prior to the Closing Date under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

                                (xiii) The Company shall have delivered to such
                Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Closing Date.

                                (xiv) The Company shall have delivered to the
                Buyers such other documents relating to the transactions contemplated by the Transaction Documents as the Buyers or their counsel may reasonably request.

                8. INDEMNIFICATION. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each permitted assignee under the Transaction Documents and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(c) the exercise or enforcement of any of the rights of the Buyers under the Pledge Agreement and the enforcement of any rights under the Option Agreement, including, without limitation, in connection with the enforcement of any provision of any Investment Document (as defined in the Pledge Agreement) or the foreclosure, sale, liquidation or other disposition of, or realization upon, the Collateral (as defined in the Pledge Agreement), including, without limitation, the transfer of the Collateral to the Buyers or the realization upon the Option Shares (as defined in the Option Agreement); provided, however, that the parties agree that the foregoing shall not apply to incidental expenses incurred prior to actions relating to foreclosing on the pledge and the exercise of option, or
(d) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim which is (x) brought or made by the Company and (y) is not a shareholder derivative suit) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (iii) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8 shall be the same as those set forth in Sections 6(a) and (d) of the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and the Company's rights to assume the defense of claims.

                9. MISCELLANEOUS.

                        a. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                        b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                        c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                        d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                        e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between each Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the outstanding principal amount of the Debentures. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Debentures then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents.

                        f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                      If to the Company:

                             SONICblue Incorporated
                             2841 Mission College Boulevard
                             Santa Clara, California 95054
                             Telephone:     (408) 588-8000
                             Facsimile:     (408) 980-5444
                             Attention:     General Counsel

                      With a copy to, which shall not constitute notice:

                             Pillsbury Winthrop LLP
                             2550 Hanover Street
                             Palo Alto, California 94304
                             Telephone:     (650) 233-4500
                             Facsimile:     (650) 233-4545
                             Attention:     Jorge A. del Calvo

                      If to the Transfer Agent:

                             EquiServe Trust Company, N.A.
                             Shareholder Services
                             150 Royall Street
                             Canton, Massachusetts 02021
                             Telephone:     (781) 575-3194
                             Facsimile:     (781) 575-2420
                             Attention:     Patti DeLuca

                        If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication,
(B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                        g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Debentures and Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the outstanding principal amount of the Debentures including by merger or consolidation, except pursuant to a change of control in accordance with the terms of Section 13.6 of the Indenture with respect to which the Company is in compliance with the terms of the

Indenture and Section 4(i) of this Agreement. A Buyer may assign some or all of its rights hereunder without the consent of the Company; provided, however, that the transferee has agreed in writing to be bound by the applicable provisions of this Agreement. Any Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan secured by the Securities.

                        h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                        i. Survival. Unless this Agreement is terminated under
Section 9(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                        j. Publicity. The Company and each Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions in the from as is required by applicable law and regulations (although the Company shall use reasonable best efforts to consult with each Buyer in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                        k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                        l. Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(l), the Company shall remain obligated to reimburse any nonbreaching Buyer for the expenses described in Section 4(k) above.

                        m. Placement Agent. The Company acknowledges that it has engaged GKM and Banc of America LLC to serve as a placement agent in connection with the sale of the Debentures and the Warrants for which the total compensation payable to such placement agent is set forth on Schedule 9(m). The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

                        n. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                        o. Remedies. Each Buyer and each permitted assignee under the Transaction Documents shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                        p. Payment Set Aside. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents, or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                [Remainder of this page intentionally left blank]

                IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


COMPANY:

SONICBLUE INCORPORATED


By: /s/ JOHN J. TODD
     --------------------------
     Name:  John J. Todd
     Title: Chief Operating Officer


                  [Signatures of Buyers on the Following Page]

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]


                                            BUYERS:




                                            PORTSIDE GROWTH AND OPPORTUNITY
                                            FUND



                                            By: /s/ JEFFREY M. SOLOMON
                                                   -----------------------------
                                                   Name:  Jeffrey M. Solomon
                                                   Title: Managing Officer


                                            SMITHFIELD FIDUCIARY LLC



                                            By: /s/ ADAM J. CHILL
                                                   -----------------------------
                                                   Name:  Adam J. Chill
                                                   Title: Authorized Signatory


                                            CITADEL EQUITY FUND LTD.



                                            By: /s/ KENNETH A. SIMPLER
                                                   -----------------------------
                                                   Name:  Kenneth A. Simpler
                                                   Title: Vice President

                               SCHEDULE OF BUYERS


                                                           Principal       Purchase
                                                             Amount          Price                       Investor's Representatives'
                             Investor Address                  of             of           Number of               Address
   Investor Name           and Facsimile Number           Debentures      Debentures       Warrants          and Facsimile Number
-----------------   ---------------------------------     -----------     -----------      ---------    ----------------------------
Portside Growth &   c/o Ramius Capital Group, L.L.C.      $25,000,000     $20,750,000      2,500,000    Schulte Roth & Zabel LLP
Opportunity Fund,   666 Third Avenue, 26th Floor                                                        919 Third Avenue
Ltd.                New York, NY 10017                                                                  New York, NY  10022
                    Attention:  Jeffrey M. Solomon                                                      Attn:  Eleazer Klein, Esq.
                                Andrew Strober                                                          Telephone:  (212) 756-2000
                    Telephone:  (212) 845-7917                                                          Facsimile:   (212) 593-5955
                    Facsimile:   (212) 845-7999
                    Residence:  Cayman Islands


Smithfield          c/o Highbridge Capital Management,    $25,000,000     $20,750,000      2,500,000    Schulte Roth & Zabel LLP
Fiduciary LLC       LLC                                                                                 919 Third Avenue
                    9 West 57th Street, 27th Floor                                                      New York, NY  10022
                    New York, NY 10019                                                                  Attn:  Eleazer Klein, Esq.
                    Attention:  Ari J. Storch                                                           Telephone:  (212) 756-2000
                                Adam J. Chill                                                           Facsimile:   (212) 593-5955
                    Telephone:  (212) 287-4720
                    Facsimile:  (212) 751-0755
                    Residence:  Cayman Islands


Citadel Equity
Fund Ltd.           c/o Citadel Investment Group, L.L.C.  $25,000,000     $20,750,000       2,500,000   Zavis Rosenman
                    225 West Washington Street                                                            Katten Muchin
                    Chicago, Illinois 60606                                                             525 W. Monroe Street
                    Attention:  Kenneth A. Simpler                                                      Chicago, Illinois 60661-3693
                    Telephone: (312) 338-7801                                                           Attention: Robert J.
                    Facsimile: (312) 338-0780                                                           Brantman, Esq.
                    Residence: Cayman Islands                                                           Telephone: (312) 902-5289
                                                                                                        Facsimile: (312) 902-1061